                                                     EXHIBIT 10.19

                                                     EXHIBIT 10.19

                        CONSULTANT SERVICES AGREEMENT
                                 BETWEEN
                     ROSEWOOD THERAPY SERVICES, INC.
                                   AND
                   ROSEWOOD CARE CENTER, INC. OF ALTON

      THIS CONSULTANT SERVICES AGREEMENT is made and entered into this 1st day of September, 1997, by and between ROSEWOOD THERAPY SERVICES, INC. ("RTS") and ROSEWOOD CARE CENTER, INC. OF ALTON ("Rosewood").

                            W I T N E S S E T H
                            - - - - - - - - - -

      WHEREAS, Rosewood is a skilled nursing facility that provides comprehensive rehabilitation and long term care services to persons needing such services, including where medically indicated physical, occupational and speech therapy Services (collectively "the Services");

      WHEREAS, RTS employs and/or contracts with persons possessing the requisite licenses, education and training to provide the Services to patients of Rosewood, and

      WHEREAS, Rosewood and RTS desire to enter into this Agreement for RTS to provide the Services to residents of Rosewood according to the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties covenant and agree as follows:

      1. SERVICES OF RTS. RTS shall provide the Services set forth in
         ---------------
Exhibits A and B, copies of which is attached hereto and incorporated herein by reference, with the same care and attention that is customarily provided by RTS to all RTS's patients. RTS shall provide the Services in accordance with all applicable clinical, legal and ethical standards and within the standards of practice for quality care generally recognized within the community in which the Services are provided.

      2. NO DISCRIMINATION. RTS shall provide the Services without
         -----------------
differentiation or discrimination because of race, color, sex, national origin, religion, political affiliation, age, disability or method of payment.

      3. REIMBURSEMENT FOR SERVICES. Rosewood shall compensate RTS for
         --------------------------
the Services provided under this Agreement as set forth on Exhibits A and B.

      4. RECORDS RETENTION. RTS shall keep and maintain at the Rosewood
         -----------------
facility such records of the Services rendered by RTS under this Agreement as may be required by federal, state or local governmental agencies or by Rosewood or its auditors. Pursuant to Section 1395x(V)(1)(1) of Title 42 of the United States Code, with respect to any Services furnished under the terms of the Agreement, the value or cost of which is ten thousand dollars ($10,000.00) or more over a twelve (12) month period, until the expiration of four (4) Year(s) after the termination of this Agreement, RTS shall make available, upon written request of the Secretary of the United Sates Department of Health and Human Services, or upon request of the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Agreement and such books, documents and records as are necessary to


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

certify the nature and extent of the costs of the Services provided by RTS under this Agreement.

      5. RELATIONSHIP OF PARTIES. The relationship between Rosewood and
         -----------------------
RTS is solely that of two independent parties contracting with each other at arm's length for the purpose of effectuating the provisions of this Agreement. None of the provisions of this Agreement are intended to create, nor shall be deemed or construed to create, any other relationship; neither party, nor their respective agents, employees or representative shall be deemed the agent, employee or representative of the other (except as expressly provided herein), and no joint venture or partnership shall result from this Agreement. Each party shall be solely responsible for and shall comply with all state and federal laws pertaining to employment taxes, income withholding, unemployment compensation contributions and other employmentrelated statutes applicable to that party.

      6. INSURANCE. Each party shall, at such party's sole cost and
         ---------
expense, maintain general and professional liability insurance in such amounts as are necessary to insure the other party and such other party's agents, servants and employees, against any claim for damages arising from or as a result of the performance by the insuring party or the failure of the insuring party to perform any of its obligations under this Agreement.

      7. TERM OF AGREEMENT. This Agreement shall become effective on
         -----------------
September 15, 1997, and terminate on June 30, 1998, unless terminated as set forth in Section 8.

      8. TERMINATION. Either party may terminate this Agreement with or
         -----------
without cause at any time. Upon such termination, no party shall have any further obligations hereunder, except for obligations accruing prior to the date of termination.

      9. GOVERNING LAW. This Agreement shall be governed by and construed
         -------------
in accordance with the laws of the State of Illinois.

      10. AMENDMENTS. This Agreement may be amended or modified only by a
          ----------
writing signed by both parties.

      11. SEVERABILITY. This Agreement shall be construed to be in
          ------------
accordance with federal and state statutes and Medicare, Medicaid and intermediary carrier rules, regulations, principles and interpretations regarding reimbursement and rates charged to patients. If any provision of this Agreement, or any portion thereof, is found to be invalid, illegal or unenforceable, under any applicable statute or rule of law, then such provision or portion thereof shall be deemed omitted, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      12. NO OBLIGATION TO THIRD PARTIES. None of the obligations and
          ------------------------------
duties of Rosewood or RTS under this Agreement shall in any or in any manner be deemed to create any obligation of Rosewood or RTS to, or any rights in, any person or entity not a party to this Agreement.


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

      IN WITNESS WHEREOF, The undersigned have executed or caused this Agreement to be executed on the day and year first written above,

ROSEWOOD THERAPY                    ROSEWOOD CARE CENTER, INC. OF
SERVICES, INC.                      ALTON


BY: /s/ LARRY VANDER MATEN          BY: /s/ LARRY VANDER MATEN
    ---------------------------         ----------------------------
    Larry Vander Maten                  Larry Vander Maten
    President                           President

                               EXHIBIT A
                               ---------
                              FEE SCHEDULE
                              ------------
                PHYSICAL THERAPY, OCCUPATIONAL THERAPY
                --------------------------------------
                      AND SPEECH THERAPY SERVICES
                      ---------------------------

Rosewood agrees to pay for services performed on one or more of the following basis, as determined by agreement of the parties. Charges will Be based on rates as set forth below:

PLEASE NOTE THAT THIS SCHEDULE COVERS ONLY PATIENTS WITH MEDICARE PART "A" AND "B" COVERAGE FOR REHABILITATIVE THERAPY SERVICES.

1.    PHYSICAL THERAPY SERVICES  Service commencement date: September 15,
      -------------------------
      1997 Compensation:

      Charges for physical therapy services shall not exceed the Medicare Salary Equivalency Rate.

      Services over fifteen (15) hours per Week (780 hours per year) at the Medicare Salary Equivalency Rate* of


                                        Hourly Rate       First Hour         First Hour
                                        -----------       ----------         ----------
                                                       Travel Allowance    Travel Expense
                                                       ----------------    --------------
      Licensed Physical Therapist:         $39.10           $19.55             $3.00
                                           ------           ------             -----
      Physical Therapy Assistant:          $29.33           $14.66             $3.00
                                           ------           ------             -----
      Physical Therapy Aide:               The prevailing Physical Rehab Aide rate
                                           multiplied by 1.618.
      Beginning date of fiscal year:       JULY 1
                                           ------


2.    OCCUPATIONAL THERAPY SERVICES Service commencement date: September
      -----------------------------                            ---------
      15, 1997
      --------

      Compensation at rate of $60 per hour for an Occupational Therapist
                              ---
      Compensation at rate of $30 per hour for an Occupational Therapist
                              ---
      Assistant

3.    SPEECH THERAPY AND AUDIOLOGY  Service commencement date: September
      ----------------------------                             ---------
      15, 1997
      --------

      Compensation at rate of $60 per hour for a Speech Language
                              ---
      Pathologist

      Rehab Coordinator's time shall be billed at their actual paid rate for the hours worked multiplied by 1.618. *Medicare Salary Equivalency Rate(s) will be increased according to Health Care Financing Administration guidelines at the beginning of each new fiscal year of the facility and at such other times as may be allowed by Medicare regulations. All other charges set forth above may be changed by RTS at any time upon not less than thirty (30) days notice to Rosewood. If Rosewood objects to such increase and RTS and Rosewood cannot otherwise reach an agreement, notification of such increase shall constitute "cause" for purposes of Paragraph 8 of the Agreement.

Rosewood Care Center, Inc. of Alton       Rosewood Therapy Services, Inc.

By: /s/ Larry Vander Maten                By: /s/ Larry Vander Maten
   ---------------------------------         ----------------------------
Title:      President                     Title:      President
      ------------------------------            -------------------------
Date:       9-1-97                        Date:       9-1-97
     -------------------------------            -------------------------


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